UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 22, 2009

Comfort Systems USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 830-9600

777 Post Oak Boulevard, Suite 500, Houston, Texas 77056
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

    (b) On October 22, 2009, Comfort Systems USA, Inc. (the “Company”) determined that Thomas N. Tanner, Executive Vice President — Mergers and Acquisitions, will transition from his position as an Executive Vice President of the Company effective November 1, 2009 and will no longer be an executive officer of the Company.  The Company expects Mr. Tanner to continue with the Company, and has offered Mr. Tanner the position of Senior Regional Vice President in charge of the Company’s eastern region.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comfort Systems USA, Inc.

Date: October 22, 2009	By:	/s/ Trent T. McKenna
Trent T. McKenna
Vice President and General Counsel